Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

Lafayette Federal Credit Union

2701 Tower Oaks Boulevard

Rockville, MD 20852

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Lafayette Federal Credit Union (the “Company,” as the engaging party) and Raymond James & Associates, Inc., who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing certain procedures relating to the accuracy of certain attributes of certain collateral assets in connection with the issuance of asset-backed notes by Lafayette Federal Credit Union Asset Trust 2026-HI1 (the “Transaction”). The Company (the “Responsible Party”) is responsible for the accuracy of the attributes of the collateral assets to be included in the Transaction.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 150 (the “Sample Loans”), which the Specified Parties instructed us to select randomly from the Preliminary Loan Pool Listing (defined below) for the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017
T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

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With respect to any terms or requirements of the offering memorandum or other Transaction documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the offering memorandum or other Transaction documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;

•	The reasonableness of any of the assumptions provided by the Responsible Party; and

•	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire pool of loans based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

The following definitions were adopted in presenting our procedures and findings:

•	The phrase “compared” refers to the comparison of one or more data elements to underlying documentation.

•	The phrase “recalculated” refers to a recalculation of one of more data elements using a prescribed methodology and the information provided.

•	The phrase “Cut-off Date” refers to November 6, 2025.

I.	Data, Information, and Documents Provided

Raymond James & Associates, Inc., on behalf of the Company, provided the following data, information, and documents related to the Samples Loans:

1.	An Excel file (the “Preliminary Loan Pool Listing”) listing 12,106 loans, which the Company represents contains all of the loans which may be included in the Transaction.

The Company provided the following data, information, and documents related to the Sample Loans:

2.	An Excel file (the “Sample Loan Data Tape”), which the Company represents contains certain attributes related to the Sample Loan as of the Cut-off Date.

3.	Screenshots or electronic copies of the following documents for the Sample Loans:

(a)	Loan Agreement and Consumer Credit Disclosure Statement (the “Loan Agreement”), and

(b)	Credit report(s) (the “Credit Report”).

4.	An Excel file (the “Concord Extract”), which the Company represents contains the Current Principal Balance and the Remaining Term for the Sample Loans as of the Cut-off Date.

5.	For Sample Loans #34, #56, #72, #138, and #147, screenshots that the Company represents are from its servicing system database and contain the credit score at origination or the original term, as applicable, for the respective Sample Loans (collectively, the “Additional Screenshots”).

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II.	Procedures Performed

We performed the following agreed-upon procedures below. Our findings as a result of performing the procedures are reported in Exhibit I. For the purposes of the procedures below, dollar amounts and percentages that differed only as a result of rounding were deemed to be in agreement. In the event that a document was not clear, data was missing, or there was a question about the information contained in the document relevant to performance of the agreed-upon procedures, we contacted a Company representative for clarification prior to reporting any exceptions.

A.	For each Sample Loan, we compared the following information from the Sample Loan Data Tape to the specified source applying the respective special instructions as outlined in the table below.

#	Attribute	Field name on Sample Loan Data Tape	Source and/or Special Instructions
1	Loan Number	Full ID	Name of the file provided containing the Loan Agreement
2	Borrower State	State	Loan Agreement
3	Amount Financed	Original Balance	Loan Agreement
4	Interest Rate	Interest Rate	Loan Agreement Compare with an acceptable variance of up to and including +/- 0.25%.
5	Original Term	Original Term	Loan Agreement For Sample Loans #34, #56, #72, and #147, the Company instructed us to use the Additional Screenshots.
6	FICO/Vantage Score	Primary FICO	Credit Report The maximum credit score for the primary borrower. For Sample Loans #138, the Company instructed us to use the Additional Screenshots.
7	Current Principal Balance	Current Bal	Concord Extract

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#	Attribute	Field name on Sample Loan Data Tape	Source and/or Special Instructions
8	Remaining Term	Remaining Term	Concord Extract

***

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the accuracy of certain attributes of certain collateral assets to be included in the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ "due diligence defense" under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

New York, New York

January 14, 2026

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Exhibit I

No exceptions were identified.